EXHIBIT 10.36


                        CONFIDENTIAL TREATMENT REQUESTED

                          VERSATILE ENTERTAINMENT, INC.
                          150 West Jefferson Boulevard
                          Los Angeles, California 90007

December 16, 2008


Charlotte Russe Merchandising, Inc.
4645 Morena Boulevard
San Diego, CA 92117
Attn: Emilia Fabricant

         RE:   LETTER AGREEMENT


Ladies and Gentlemen:

         Further to our discussions, we are pleased to set forth below the terms of our agreement for the exclusive sale by Versatile Entertainment, Inc., a California corporation, and its parent People's Liberation, Inc., a Delaware corporation (collectively, "VE"), to Charlotte Russe Merchandising, Inc., a California corporation, and its parent Charlotte Russe Holding, Inc., a Delaware corporation (collectively, "CR"), of apparel and apparel accessories bearing the trademark PEOPLE'S LIBERATION in all its forms and variations (collectively, "MARKS"), and the provision of services by VE in connection therewith. When signed by VE and CR, in the manner hereinafter provided, this letter agreement (this "AGREEMENT") shall constitute the binding agreement of VE and CR with respect to the matters described herein.

EXCLUSIVE DISTRIBUTION:          During the Term (as  defined  below),  VE shall
                                 design, source, manufacture, purchase, import or otherwise acquire each season (as such term is understood in the clothing and apparel industries) such assortment of Products (as defined below) selected by VE and CR for sale to CR, which VE shall offer to sell to CR at such prices as determined by VE and CR in accordance with this Agreement. CR shall issue its standard purchase order for such Products that CR desires to purchase from VE.

                                 During the Term, CR shall have the exclusive right to market, distribute, and sell the
                                 Products   purchased  by  CR  from  VE  in  the
                                 Territory solely through the Approved Stores. Neither VE nor any of its Affiliates, shall sell, distribute or otherwise make available to customers any Products in any part of the
                                 Territory or authorize, assist, support, directly or indirectly, any other party to do so.

                                 VE shall cease all distribution and sale of Products to third parties in the Territory from and after April 30, 2009, and shall not market or authorize any third party to market Products in the Territory after April 30, 2009 except as provided herein.

EXCLUSIVE LICENSE:               VE licenses to CR on a wholly  exclusive  basis
                                 throughout  the Term,  the  right,  but not the
                                 obligation  (with the  exception of the Primary
                                 Products  as  defined  hereafter),  to use  the
                                 Marks   throughout  the  Territory  on  and  in
                                 connection with the marketing, distribution and sale (but not the sourcing or manufacturing) of the Products solely in the Approved Stores.

MARKS:                           PEOPLE'S LIBERATION

                                 [GRAPHICS OMITTED]

                                 (ATTACHED HERETO AS EXHIBIT A IS A LISTING OF ALL REGISTERED AND PENDING U.S. TRADEMARK REGISTRATIONS AND APPLICATIONS OF VERSATILE ENTERTAINMENT, INC. FOR THE MARKS, INCLUDING
                                 THE      REGISTRATION/APPLICATION       NUMBER,
                                 REGISTRATION/APPLICATION      FILING      DATE,
                                 CLASSIFICATION AND GOODS.)

TERRITORY:                       North  America and Central  America,  including
                                 all its territories. VE expressly reserves the right to sell, or to grant licensees rights to sell, Products outside the Territory.

PRODUCTS:                        Finished goods for all markets (E.G.,  women's,
                                 kids, juniors, etc.) bearing the Marks, either alone or in connection with the Charlotte
                                 Russe(TM) trademarks (subject to VE's prior approval), in the following categories, which finished goods have been produced by or at the direction of VE for sale to CR:

                                 Clothing, Footwear, Headgear (INTERNATIONAL CLASS 25) Bags, and Leather Goods in respect of which the Marks are registered or pending registration or are otherwise approved by VE to be marketed, sold, or distributed under the Marks (INTERNATIONAL CLASS 18) Cosmetics, Fragrances (INTERNATIONAL CLASS 3) Eyewear
                                 (INTERNATIONAL CLASS 9) Jewelry, Watches (INTERNATIONAL CLASS 14)

                                 Products in International Classes ***(1) are referred to herein as "PRIMARY Products", and Products in International Classes *** are referred to herein as "SECONDARY PRODUCTS".

PRODUCT QUALITY                  VE  will   ensure   that   all   Products   are
  AND PRICING:                   commensurate   with  the  current   reputation,
                                 image, styling and prestige of the Marks; of high quality and design as to workmanship, construction, trim, appearance, fabrication, design and materials used therein; and at least equal in quality to the samples of Products submitted by VE to CR. CR acknowledges that its current intention is to offer the Primary
                                 Products for sale at ***, and accordingly *** for the Primary Products may reflect ***(2).

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(1)  Terms  represented  by  this  symbol  are  considered  confidential.  These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.


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                                 VE  and  CR  acknowledge  and  agree  that  the
                                 categories of Products identified on EXHIBIT B shall have an initial retail price within the ranges set forth on EXHIBIT B or as otherwise
                                 agreed  by  the  parties.   Products  shall  be
                                 offered to CR at wholesale pricing which shall be determined by the retail pricing set forth in EXHIBIT B or, to the extent not identified on EXHIBIT B, set by CR in its reasonable discretion after consultation with VE in order to allow for a retail price with an initial mark-up of ***%.

OWNERSHIP:                       VE  acknowledges  that,  to  the  best  of  its
                                 knowledge, (i) it is the sole and exclusive owner of the Marks in the United States for the goods in the applications/registrations listed in EXHIBIT A, and (ii) it is not aware of any third party obstacle, or third party challenge or claim to VE's use and/or registration of the Marks or URL (defined below) in the Territory for the Products. CR acknowledges that all use of the Marks and all rights and goodwill attaching to or arising out of such use, shall accrue to the benefit of VE. VE has filed in the U.S. the trademark applications for the Marks listed on EXHIBIT A. Within fourteen (14) days of the execution of this Agreement, VE shall, at its expense and as is necessary, file applications for the national registration of the Marks in the United States (to the extent not already filed), Canada, and Mexico for the Products, and shall vigorously prosecute said applications. CR acknowledges that any refusal to register a Mark by a national trademark office in of itself shall not constitute a breach of this Agreement by VE.

                                 VE  acknowledges   that  it  is  the  sole  and
                                 exclusive       owner      of      the      URL
                                 WWW.PEOPLESLIBERATION.COM      (the     "URL").
                                 (ATTACHED HERETO AS EXHIBIT A IS A LISTING OF SUCH URL, INCLUDING THE "WHOIS" RECORD(S) AND EXPIRATION DATE(S).)

APPROVED DISTRIBUTION:           Charlotte  Russe(TM)  branded retail stores and
                                 related   Charlotte   Russe(TM)    distribution
                                 channels in the ordinary course of business in effect on the date hereof, including outlet locations and direct-to-consumer sales (E.G.,
                                 E-COMMERCE, MAILERS, CATALOG SALES), and any other distribution channels as agreed between the parties.

                                 VE grants to CR the exclusive right to solely utilize the URL for commercial and marketing purposes with respect to the Products in the Territory throughout the Term.

CLOSE-OUTS AND                   CR may sell  Close-Outs and Off-Price  Products
  OFF-PRICE SALES:               in the ordinary  course of  business,  provided
                                 that  Close-Outs  may not exceed  ***% of total
                                 Net Sales of Products in any Contract  Year and
                                 Off-Price sales may not exceed ***% percent of total Net Sales of Products in any Contract
                                 Year. For the purposes hereof, Close-Outs are first quality Products that cannot be sold or are not sold to regular customers (E.G., excess inventory), and Off-Price sales are any sale at a price that is more than *** (***%) percent less than the listed wholesale price.

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(2)  Terms  represented  by  this  symbol  are  considered  confidential.  These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the SEC and have been filed separately with the SEC


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


                                 ***(3), and any outlet stores owned by, operated by or affiliated with Charlotte Russe(TM) are deemed to be approved distribution channels for such Close-Outs and Off-Price sales.

TERM: Commencing on the date hereof and continuing until December 31, 2012 (the "INITIAL TERM"), comprised of three Contract Years with the first Contract Year commencing on the date hereof and ending on June 30, 2010, the second commencing July 1, 2010 and ending December 31, 2011, and the third commencing January 1, 2012 and ending December 31, 2012.

EXTENSION OF TERM:               CR  shall  have  two  1-year  renewal   periods
                                 (CONTRACT  YEAR 4:  JANUARY  1, 2013 - DECEMBER
                                 31, 2013 AND CONTRACT YEAR 5: JANUARY 1, 2014 -
                                 DECEMBER  31,  2014)   provided  that:  (a)  CR
                                 notifies VE of its intent to renew  within nine
                                 (9)   months   of   the   expiration   of   the
                                 then-current term; and (b) CR has not been in material default during the then-current term of this Agreement. The Initial Term and any extension term(s) are collectively referred to herein as the "TERM."

NO SUBLICENSE:                   CR shall not sublicense, transfer or assign its
                                 rights to the Marks  without the prior  written
                                 consent of VE, which consent may be withheld by
                                 VE in its sole discretion.  Notwithstanding the
                                 foregoing,   CR  may,   upon   notice   to  VE,
                                 sublicense, transfer or assign said rights to an entity under the same direction, ownership and control as CR, provided that ***.

QUALITY STANDARDS:               CR agrees  that the nature and  quality of: (1)
                                 all  services  and  goods  rendered  by  CR  in
                                 connection  with  the  Marks;   (2)  all  goods
                                 produced,  distributed  or sold by CR under the
                                 Marks;   and  (3)  all   related   advertising,
                                 promotional,  and  other  related  uses  of the
                                 Marks by CR shall  conform to standards set by,
                                 and  be  under   the   control   of,   VE.   CR
                                 acknowledges  and agrees that the  presentation
                                 and image of the Marks  should be  uniform  and
                                 consistent   with  respect  to  all   services,
                                 activities  and  products  associated  with the
                                 Marks. Accordingly,  CR agrees to use the Marks
                                 solely  in the  manner  which VE shall  specify
                                 from time to time in VE's sole discretion. Upon
                                 VE's   request,   CR   shall   furnish   to  VE
                                 representative  samples of materials containing
                                 the Marks  that CR  currently  distributes  and
                                 agrees   to   permit    reasonable,    periodic
                                 inspection  of CR's  operations,  at reasonable
                                 times  and  with  reasonable   notice.   If  VE
                                 believes  that the Marks  are  being  used in a
                                 manner  that could  diminish  VE's rights in or
                                 protection of the Marks, or the value of any of
                                 the   Marks,   CR  agrees   to  make   whatever
                                 reasonable and commercially practicable changes
                                 and/or   corrections  VE  deems   necessary  to
                                 protect the Marks.

APPROVALS:                       Unless  otherwise set forth in this  Agreement,
                                 submissions   for   approval  by  either  party
                                 hereunder shall be deemed approved unless the other party delivers a notice of disapproval within fifteen (15) business days after receipt of request. Approvals shall not be unreasonably withheld or delayed.

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(3)  Terms  represented  by  this  symbol  are  considered  confidential.  These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the SEC and have been filed separately with the SEC

INFRINGEMENT AND                 CR shall  notify VE  promptly  of any actual or
  INDEMNIFICATION:               threatened   infringements,    imitations,   or
                                 unauthorized  use of the Marks by third parties
                                 in the Territory of which CR becomes aware.  VE
                                 shall have the sole right,  at its expense,  to
                                 bring in its  discretion  any action on account
                                 of  any  such  infringements,   imitations,  or
                                 unauthorized use, and CR shall cooperate with VE, as VE may reasonably request, in connection with any such action brought by VE. VE shall retain any and all damages, settlement and/or compensation paid in connection with any such action brought by VE.

                                 CR, at its expense, shall defend and indemnify, and save and hold VE harmless from and against any and all liabilities, claims, causes of action, suits, damages and expenses, including reasonable attorneys' fees and expenses, for which VE becomes liable, or may incur or be compelled to pay by reason of CR's activities or breach of the terms of this Agreement, including but not limited to: (i) claims of infringement of any third party intellectual property or proprietary right, except to the extent such liability arose solely from CR's use of the Marks as specified by VE; (ii) product liability suits by direct or indirect customers of CR with respect to products designed and sourced by CR (if permitted by VE); (iii) failure to comply with any law, rule or regulation in connection with CR directed export, import, sale, and/or distribution of goods/services in the Territory bearing any of the Marks; (iv) violations of applicable labor laws and regulations with respect to products manufactured or sourced by CR (if permitted by VE); and (v) CR's use of the Marks in any manner not expressly authorized herein.

                                 VE, at its expense, shall defend and indemnify, and save and hold CR harmless from and against any and all liabilities, claims, causes of action, suits, damages and expenses, including reasonable attorneys' fees and expenses, for which CR becomes liable, or may incur or be compelled to pay by reason of VE's activities or breach of the terms of this Agreement, including but not limited to: (i) claims that the Marks as used in connection with the Products and as specified by VE infringe any third party intellectual property or proprietary right in the United States, Canada, or Mexico; (ii) product liability and suits by direct or indirect customers of VE with respect to products designed and sourced by VE; and
                                 (iii) any violations of applicable labor laws and regulations with respect to products manufactured or sourced by VE.

MINIMUM PURCHASE                 In consideration for the exclusivity and rights
  REQUIREMENTS:                  granted, and the services to be provided, to CR
                                 by VE herein, CR shall ensure the following minimum purchases of Products from VE per Contract Year:

                   DATE                                               AMOUNT
                   ----                                               ------

                   CONTRACT YEAR 1
                     DATE OF  EXECUTION - JUNE 30, 2010                ***(4)

                   CONTRACT YEAR 2
                     JULY 1, 2010 - DECEMBER 31, 2011                  $***

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(4)  *** Terms  represented  by this symbol are considered  confidential.  These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the SEC and have been filed separately with the SEC.


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


                   CONTRACT YEAR 3
                     JANUARY 1, 2012 - DECEMBER 31, 2012               ***(5)

                   If Applicable:

                   CONTRACT YEAR 4
                     JANUARY 1, 2013 - DECEMBER 31, 2013               $***

                   CONTRACT YEAR 5 (AND THEREAFTER, IF APPLICABLE)
                     JANUARY 1, 2014 - DECEMBER 31, 2014               $***

                                 Minimum Purchase payments for each Contract Year shall be made in ***, with adjustments made for actual purchase amounts already paid for Products for said ***. Notwithstanding the foregoing, with respect to Contract Years 1 and 2, Minimum Purchase payments shall be made as follows:


                   PAYMENT DATE                                  PAYMENT AMOUNT
                   ------------                                  --------------

                     CONTRACT YEAR 1
                     Date of  Execution (ADVANCE PAYMENT)          $1,000,000
                     ***                                              $***
                     ***                                              $***
                     ***                                              $***
                     ***                                              $***
                     ***                                              $***
                     ***                                              $***

                     CONTRACT YEAR 2
                     ***                                              $***
                     ***                                              $***
                     ***                                              $***
                     ***                                              $***
                     ***                                              $***
                     ***                                              $***


                                 Payments for Products shall be made within *** of receipt of invoice, except as follows:

                                 o If a Minimum Purchase payment is due and paid at the end of a *** (i.e., actual payments for Products during the *** have not reduced the Minimum Purchase payment for such *** to zero),  such Minimum  Purchase payment
                                          shall  be   applied   in   payment  of
                                          outstanding invoices.

                                 o If the actual payments for Products during a *** have matched or exceeded the Minimum Purchase payment amount for such ***, no Minimum Purchase payment for said *** shall be due and payable.

                                 o If the actual payments for Products during a *** exceed the Minimum Purchase payment amount for such ***, the excess amount of actual payment shall be applied to the Minimum Purchase payment in the subsequent
                                          ***.

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(5)  *** Terms  represented  by this symbol are considered  confidential.  These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the SEC and have been filed separately with the SEC.


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


                                 Notwithstanding the foregoing, in no event shall the Minimum Payment due and payable in one Contract Year be applied in payment of Products invoiced in any other Contract Year. If CR terminates this Agreement in a manner permitted hereunder at any time before the expiration of the Term, CR shall only be obligated to make the Minimum Purchase payments that are scheduled, PRO RATA, through the effective termination date of this Agreement.

ADVANCE PAYMENT:                 With respect to Contract  Year 1 only, CR shall
                                 make an advance payment to VE to be credited toward the Minimum Purchase amount set forth above, as follows:

                                 PAYMENT DATE                    PAYMENT AMOUNT
                                 ------------                    --------------

                                 Upon execution of Agreement      $1,000,000

ROYALTIES:                       Royalties   shall  be  due  and  payable   each
                                 calendar quarter, no later than *** following the end of the applicable calendar quarter.

                                 CR shall provide VE with a written royalty statement in the form approved by VE from time to time no later than the *** following the end of the applicable calendar quarter. Such royalty statement shall be certified as accurate by a duly authorized officer of CR. The receipt or acceptance by VE of any royalty statement, or the receipt or acceptance of any royalty payment made, shall not prevent VE from challenging the validity or accuracy of such statement or payment.

                                 Commencing January 1, 2013 with Contract Year 4, if applicable, in addition to the Minimum Purchase payments, CR will pay VE a Royalty equal to ***(6) percent (***%) of Wholesale Sales of Primary Products to CR and *** percent (***%) of Wholesale Sales of Secondary Products to CR for each Contract Year, or portion thereof,  in  excess of the  amount of  Minimum
                                 Purchase payments for such Contract Year, or portion thereof. No royalties shall be payable through December 31, 2012 for sales of Products. For example, for the period January 1, 2013 through December 31, 2013, no royalties shall be payable with respect to the first $*** in Wholesale Sales of Products to CR, and for each dollar of Wholesale Sales to CR thereafter, CR shall pay VE a royalty of ***% for Primary Products and ***% for Secondary Products.

                                 Notwithstanding the foregoing, for Secondary Products only, no royalties shall be due with respect to Wholesales Sales of any Products within a category of Secondary Products for the first *** months from the initial launch of the first Product in such category of Secondary Product to account for ***. For example, if CR commences the sale of cosmetics, no royalties shall be due for *** months from the initial sale of the first item of cosmetics.

                                 "WHOLESALE SALES" shall mean the gross wholesale price paid by CR for Products less:
                                 (a) returns of Products actually credited;  and
                                 (b)  allowances  (credits  to a customer  after

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(6)  *** Terms  represented  by this symbol are considered  confidential.  These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the SEC and have been filed separately with the SEC.


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                                 delivery  including  credits for returns).  The
                                 foregoing deductions shall not exceed ***(7)% of the gross sales of Products shipped in any Contract Year. Sales taxes on Wholesale Sales,
                                 if  any,   shall  be  deducted  and  separately
                                 listed. No other deductions shall be taken.

AUDIT RIGHTS:                    All  books  and   records   relative   to  CR's
                                 obligations  hereunder  shall be maintained and
                                 kept   accessible   and  available  to  VE  for
                                 inspection for at least two (2) years after termination of this Agreement.

                                 VE shall have the right,  upon at least  thirty
                                 (30) calendar days written notice and no more than once per calendar year, to inspect those books and records of CR as are necessary for the purpose of confirming the accuracy of the Royalty, at the place or places where such records are normally retained by CR.

                                 In the event that such inspection reveals an underpayment in the amount of the Royalty owed VE from what was actually paid, CR shall immediately pay such underpayment and, if the amount of such underpayment exceeds five (5%) percent, the cost of inspection.

PRODUCT MANAGEMENT               VE  shall   provide   the   following   Product
  SERVICES:                      Management   Services   described   below   for
                                 Contract Years 1, 2 and 3, and any extension periods, for Primary Products only:

                                 1.   Design and Sourcing Services

                                 2. Technical Designs / Cost Sheets Estimates for each CMT style

                                 3.   Sample and Fit Approvals

                                 4.   Marketing and Advertising Support

                                 Product Management Services shall be provided by VE (i) in a timely manner in accordance with seasonal design, development, production and market calendars as determined by CR; and (ii) with consideration for the commercial needs and merchandising objectives designated by CR

DESIGN AND SOURCING              VE shall provide creative  concepts and fashion
  SERVICES:                      direction,  and  develop and source the Primary
                                 Products each Season.  The Seasons are: Summer,
                                 Fall 1, Fall 2,  Holiday,  Spring 1,  Spring 2.
                                 Design and Sourcing Services shall consist of the following:

                                      o    Initial  Merchandising  Review  -  In
                                           person  meetings with CR personnel to
                                           outline  SKU plan for the  applicable
                                           season
                                      o    SKU plan  Development - VE to present
                                           initial  SKU  plan  by  category  and
                                           price.  SKU count  not to exceed  ***
                                           SKU's per year
                                      o    Product designs,  based on agreed SKU
                                           plan
                                      o    Wash Development
                                      o    Fabric Sourcing
                                      o    Trim Design
                                      o    Sourcing  - assist  with  identifying
                                           domestic  and  international   fabric
                                           suppliers and  production  suppliers,
                                           and assist with  shipping/importation
                                           as necessary

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(7)  *** Terms  represented  by this symbol are considered  confidential.  These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the SEC and have been filed separately with the SEC.


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


                                 VE shall have responsibility for all washes, fabric sourcing, trim design and sourcing, and finished product manufacturing for all Primary Products.

                                 VE shall supervise the manufacturing process and otherwise monitor the production of samples and finished stock to ensure the quality of Primary Products (i) meet the parties' agreed specifications and calendar; and (ii) are accurately priced, invoiced, labeled, and shipped in accordance with the laws and regulations of the Territory.

TECHNICAL DESIGN:                Technical  Design Services shall consist of the
                                 following:

                                      o    Technical  Specifications  - VE  will
                                           provide technical  specifications for
                                           each Primary Product fabrication

                                      o    VE  will   assisting   in   providing
                                           costing for each Primary Product

SAMPLE AND FIT                   VE will  deliver  at least one (1) full  sample
  APPROVALS:                     line of  Primary  Products  to CR in advance of
                                 each Season.  VE shall  provide and fit approve
                                 one (1) standard  fit size for each SKU,  which
                                 will  then be  marked  and  graded.  VE will be
                                 responsible  for all  product  development  and
                                 associated expenses,  including samples and any
                                 costs   associated  with  the  preparation  and
                                 submission of designs.

MARKETING SUPPORT:               VE will provide  Marketing and Branding Support
                                 for   Primary   Products   in  line  with  CR's
                                 marketing plan and calendar, as follows:

                                      o    Assist in PR campaigns, photo shoots,
                                           fixture designs, and fashion shows

                                      o    Assist in viral campaign (web)

                                      o    Assist   in   shop-in-shop    concept
                                           (signage, pop, pos)

                                      o    Assist in  development  of  marketing
                                           collateral

                                      o    Provide CR with  access to and copies
                                           of any and all marketing material and
                                           other  collateral  bearing  the Marks
                                           that  is  developed   for  the  brand
                                           outside the Territory

ORGANIZATION:                    VE will, at its sole cost and expense, employ a
                                 dedicated  division head or person with similar
                                 title and responsibility (CURRENTLY COLIN DYNE,
                                 CHIEF EXECUTIVE Officer),  and dedicated design
                                 and sourcing staff as mutually agreed upon, who
                                 will work exclusively with CR's representatives
                                 on CR's business  arising under this Agreement.
                                 VE    acknowledges     that    the    continual
                                 participation   of  Colin  Dyne  and   Marcella
                                 Lindeberg (CREATIVE DIRECTOR),  in the business
                                 arising  under this  Agreement is an inducement
                                 for  CR  to  enter  into  this  Agreement.   If
                                 Marcella  Lindeberg is employed by or providing
                                 services to VE or any its  affiliates,  then VE
                                 shall use its best  efforts  to cause her to be
                                 actively     involved    in    the     People's
                                 Liberation(TM)   apparel  business  during  the
                                 Term.   VE  further   ensures   that   Marcella
                                 Lindeberg  shall  participate  in the  People's
                                 Liberation(TM)   business   at  least   through
                                 ***(8),  and  shall  use its  best  efforts  to
                                 provide CR with at least 60 days prior  written
                                 notice should  Marcella  Lindeberg  cease to be
                                 employed   by  or   provide   services   to  VE
                                 thereafter. If either (i) Marcella Lindeberg or a designer of

----------
(8) *** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the SEC and have been filed separately with the SEC.

                                 comparable quality and reputation, or (ii) Colin Dyne, is not actively involved in the People's Liberation(TM) apparel business at any time during the Term, and CR has not approved a replacement for said person, CR may terminate this Agreement upon 30 days' prior written notice delivered at any time within 60 days' following the date any of the aforesaid persons are no longer so actively involved in the business.

TERMINATION:                     This  Agreement  may  be  terminated  prior  to
                                 expiration of the Term as follows:

                                 (a) CR may terminate this Agreement for convenience by delivering written notice of termination between January 1 and June 30, 2011. Such termination would be effective, at CR's election, either: i) July 1, 2011, with a payment from CR to VE of $***(9) as an early termination fee; or ii) December 31, 2011.

                                 (b) This Agreement shall automatically terminate thirty (30) days after written notice by one party to the other party of any material breach or default by such other party in the performance of its obligations under this Agreement, which notice shall include a detailed description of the breach or default, unless such breach or default is cured within such thirty (30)-day period. If a material breach is timely cured, the notice of breach shall be withdrawn and this Agreement shall not terminate. Any termination of this Agreement resulting from a breach or default by a party shall not relieve such party of its obligations which accrued prior to the effective date of termination.

                                 (c) VE shall have the right to terminate this Agreement immediately upon written notice to CR if: (i) CR asserts any ownership or proprietary interest in any of the Marks or contests VE's ownership rights therein, or assists any third party in any of the foregoing activities; (ii) CR (w) seeks protection under any bankruptcy, receivership, trust deed, creditors arrangement, composition or comparable proceeding, or if any such proceeding is instituted against CR and not dismissed within sixty (60) days, (x) is declared insolvent, (y) makes an assignment for the benefit of creditors or (z) dissolves, is liquidated, ceases to do business in the ordinary course or otherwise terminates its business operations;
                                 (iii) a custodian, trustee or receiver is appointed for CR and is not discharged within thirty (30) days; (iv) CR fails to commence the sale of Clothing included within Products on or before ***; or (v) CR intentionally makes an unauthorized material disclosure of confidential information, trade secrets, or materials provided to CR by VE.

                                 (d) Notwithstanding the Assignment provisions set forth below, CR shall have the right to terminate this Agreement immediately upon written notice to VE if: (i) a purchaser of all or substantially all of VE's People's Liberation(TM) apparel business is a direct retail competitor of CR (A REPRESENTATIVE BUT NOT EXHAUSTIVE LISTING OF SUCH COMPETITORS INCLUDES BUT IS NOT LIMITED TO: ***); (ii) VE
                                 (w)  seeks  protection  under  any  bankruptcy,

----------
(9) *** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the SEC and have been filed separately with the SEC.

                                 receivership, trust deed, creditors arrangement, composition or comparable proceeding, or if any such proceeding is instituted against VE and not dismissed within sixty (60) days, (x) is declared insolvent, (y) makes an assignment for the benefit of creditors or (z) dissolves, is liquidated, ceases to do business in the ordinary course or otherwise terminates its business operations;
                                 (iii) a custodian, trustee or receiver is appointed for VE and is not discharged within thirty (30) days; (iv) VE's ownership or proprietary interest in any of the Marks is assigned to a third party in a manner prohibited by this Agreement; (v) VE's ownership or proprietary interest in any of the Marks in the United States of America is validly contested; or (vi) VE intentionally makes an unauthorized material disclosure of confidential information, trade secrets, or materials provided to VE by CR.

EFFECT OF EXPIRATION             CR  may  fill  and  ship  pending   orders  and
  OR TERMINATION:                consummate  all sales of Products to dispose of
                                 any remaining inventory for a period of six (6)
                                 months after  expiration or termination of this
                                 Agreement,   other  than  termination  of  this
                                 Agreement by VE following CR's uncured  breach.
                                 At the end of such  six (6)  month  period  (or
                                 immediately  upon  termination  by VE for  CR's
                                 uncured breach), any Products remaining in CR's
                                 possession  will,  at the request of VE, either
                                 be   destroyed   or  have  all  Marks   removed
                                 therefrom.

ASSIGNMENT:                      This  Agreement  is  personal  to the  parties.
                                 Neither party may assign its rights or delegate
                                 its performance hereunder, in whole or in part,
                                 without the prior written  consent of the other
                                 party, and any attempted assignment by VE or CR
                                 without  such prior  written  consent  shall be
                                 void and  shall  constitute  a  breach  by such
                                 party of its obligations hereunder.  Any change
                                 of  control  of VE or CR  shall  be  deemed  an
                                 assignment   by  VE  or  CR,   as   applicable,
                                 requiring  prior  written  consent   hereunder.
                                 Notwithstanding  the  foregoing,   (i)  VE  may
                                 assign this  Agreement to any  purchaser of all
                                 or   substantially   all   of   VE's   People's
                                 Liberation(TM) apparel business, and (ii) CR may assign this Agreement to any purchaser of all or substantially all of CR's Charlotte
                                 Russe(TM) retail store business. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns.

RIGHT OF FIRST REFUSAL:          During  the  Term,   VE  shall  permit  CR  the
                                 opportunity  to offer to acquire the Marks from
                                 VE prior to VE  offering  to assign  either the
                                 Marks or VE's People's  Liberation(TM)  apparel
                                 business or both (collectively,  "ASSETS") to a
                                 third party. VE shall provide written notice to
                                 CR of its willingness to divest the Assets,  or
                                 of a third party's offer to purchase the Assets
                                 from VE and the terms of said  offer.  CR shall
                                 then have  fourteen  (14) days from  receipt of
                                 said notice to submit a written  purchase offer
                                 to VE to  acquire  the  Assets  or to match the
                                 third party offer, if applicable. Thereafter VE
                                 and  CR  shall   negotiate  in  good  faith  to
                                 finalize the  acquisition  by CR of the Assets.
                                 If the parties are unable to reach agreement within 60 days from VE's receipt of CR's offer, VE may entertain third party offers to acquire the Assets.

DISCLOSURE AND PRESS             Neither  party shall issue  either  formally or
  RELEASE:                       informally a press release or public  statement
                                 regarding   this   Agreement    without   first
                                 receiving  the  approval  of the  other  party,
                                 which  approval   shall  not  be   unreasonably
                                 withheld or delayed. The parties shall use good
                                 faith efforts to issue joint public  statements
                                 when  possible.  The parties agree to keep this
                                 Agreement and its contents  confidential,  and,
                                 except as may be required by applicable  law or
                                 any  listing   agreement   with  any   national
                                 securities  exchange or quotation system,  will
                                 not issue any press release or public statement
                                 with   respect   to  this   Agreement   or  the
                                 transactions  contemplated  hereby  without the
                                 consent of the other party.  The parties  shall
                                 mutually  agree upon the  redaction  of any and
                                 all sensitive or  confidential  information  as
                                 permitted  by  law  in  the  event  that  it is
                                 necessary  to  disclose  the terms of (or file)
                                 this   Agreement,   or   substantial   portions
                                 thereof,   in  a  party's   filings   with  the
                                 Securities  and Exchange  Commission  or to any
                                 national   securities   exchange  or  quotation
                                 system.

ENTIRE AGREEMENT:                This Agreement constitutes the entire agreement
                                 between the parties with respect to the subject
                                 matter  hereof  and   supersedes  all  previous
                                 agreements,     promises,      representations,
                                 understandings,   and   negotiations,   whether
                                 written or oral.  No  modification,  amendment,
                                 supplement  to or waiver of this  Agreement  or
                                 any of its provisions shall be binding upon the
                                 parties  hereto unless made in writing and duly
                                 signed   by  both  of  the   parties   to  this
                                 Agreement. A waiver by either party of any of the terms or conditions of this Agreement in any one instance shall not be deemed a waiver of such terms or conditions in the future.

APPLICABLE LAW:                  This   Agreement   shall  be  governed  by  and
                                 construed in accordance with the laws of the State of California, United States of America, without regard to principles of conflicts of laws. Any case, controversy, suit, action, or proceeding arising out of, in connection with, or related to, this Agreement shall be brought in any Federal or State court located in Los
                                 Angeles County and the State of California.

BINDING AGREEMENT:               This  Agreement  shall be binding on, and shall
                                 inure to the benefit of, the parties hereto and their respective heirs, devisees, successors and assigns.

FORCE MAJEURE:                   If any party to this  Agreement  is  delayed in
                                 the performance of any of its obligations under
                                 this Agreement or is prevented from  performing
                                 any such  obligations  due to  causes or events
                                 beyond   its   control,   including,    without
                                 limitation, acts of God, fire, flood, strike or
                                 other labor problem,  injunction or other legal
                                 restraint,  present or future law, governmental
                                 order,  rule or regulation,  then such delay or
                                 nonperformance  shall be  excused  and the time
                                 for  performance  thereof  shall be extended to
                                 include   the   period   of   such   delay   or
                                 non-performance.   In  any  such   event,   the
                                 non-performing  party shall be excused from any
                                 further   performance   or  observance  of  the
                                 obligation so affected only for so long as such
                                 circumstances  prevail and such party continues
                                 to  use  commercially   reasonable  efforts  to
                                 recommence performance or observance as soon as reasonably practicable. Should non-performance continue for beyond 30 consecutive days, the affected party may terminate this Agreement upon 30 days' prior written notice.

MISCELLANEOUS:                   This  Agreement  may be executed in one or more
                                 counterparts, each of which shall be deemed an original and all such counterparts together shall constitute one and the same Agreement.
                                 Scanned or faxed signatures shall have the same force and effect as if in original ink.

                                 The invalidity or unenforceability of any provision of this Agreement, or the invalidity or unenforceability of any provision of this Agreement as applied to a particular occurrence or circumstance, shall not affect the validity or enforceability of any of the other provisions of this Agreement or any other applications of such provisions, as the case may be.

                                 The parties hereby covenant and agree to execute and deliver all such documents, make such governmental filings, and do or cause to be done all such acts or things as may reasonably be necessary to complete and effect the transactions contemplated hereby.

                                 The language used in this Agreement shall be deemed to be the language chosen by both parties to express their mutual intent, and no rule of strict construction shall be applied against either party as drafter.

                                 The headings used in this Agreement will be used only for the purpose of reference and shall not be deemed to govern, limit, modify or in any other manner affect the scope, meaning or intent of the provisions of this Agreement or be given any legal effect whatsoever.

                                 Any deadline in this Agreement that should fall on a Saturday, Sunday, or U.S. federal holiday shall be deemed to be the earliest business day thereafter.

                                 This Agreement does not constitute and shall not be construed as constituting a partnership or joint venture between VE and CR. Neither CR nor VE shall have any right to obligate or bind the other party in any manner whatsoever, and nothing herein contained shall give or is intended to give any rights of any kind to any third persons.

                         (SIGNATURES ON FOLLOWING PAGE)

         If this letter meets with your approval, we request that you indicate such approval by returning the enclosed copy of this letter, appropriately signed, whereupon it shall become our binding and enforceable agreement. Each party shall be responsible for payment of its own expenses in connection with these transactions.

                                  Sincerely,

                                  VERSATILE ENTERTAINMENT, INC.



                                  By:
                                           -----------------------------------
                                           Colin Dyne
                                           Title: Chief Executive Officer



                                  PEOPLE'S LIBERATION, INC.



                                  By:
                                           -----------------------------------
                                           Colin Dyne
                                           Chief Executive Officer

AGREED TO AND ACCEPTED AS OF
THE DATE FIRST SET FORTH ABOVE:

CHARLOTTE RUSSE MERCHANDISING, INC.



By:
         -----------------------------------
         Name:
         Title:


CHARLOTTE RUSSE HOLDING, INC.



By:
         -----------------------------------
         Name:
         Title:

                                     EXHIBIT A

                                     THE MARKS

============================= ====================== ======================== ==========
              MARK                 U.S. APP. NO.        APP. FILING DATE         CLASS
----------------------------- ---------------------- ------------------------ ----------
Miscellaneous Design                77/619,060          November 20, 2008        14
[GRAPHIC OMITTED]
----------------------------- ---------------------- ------------------------ ----------
Miscellaneous Design                77/619,068          November 20, 2008        18
[GRAPHIC OMITTED]
----------------------------- ---------------------- ------------------------ ----------
Miscellaneous Design                77/520,632            July 11, 2008          25
[GRAPHIC OMITTED]
----------------------------- ---------------------- ------------------------ ----------
PEOPLE'S LIBERATION & Design        77/619,080          November 20, 2008        14
[GRAPHIC OMITTED]
----------------------------- ---------------------- ------------------------ ----------
PEOPLE'S LIBERATION & Design        77/619,095          November 20, 2008        18
[GRAPHIC OMITTED]
----------------------------- ---------------------- ------------------------ ----------
PEOPLE'S LIBERATION & Design        77/520,628            July 11, 2008          25
[GRAPHIC OMITTED]
----------------------------- ---------------------- ------------------------ ----------
PEOPLE'S LIBERATION                  78/786043           January 5, 2006         18
----------------------------- ---------------------- ------------------------ ----------
PEOPLE'S LIBERATION                  78/428261            June 1, 2004           25

                                [Reg. No. 3083655]     Reg. April 18, 2006]
============================= ====================== ======================== ==========

                                       URL



         REGISTRANT:
         Peoples Liberation
         150 W. Jefferson Blvd.
         Los Angeles, California 90007
         United States

         REGISTERED THROUGH:
         GoDaddy.com, Inc. (http://www.godaddy.com)

         DOMAIN NAME:
         PEOPLESLIBERATION.COM
         Created on: 01-Jun-04
         Expires on: 01-Jun-13
         Last Updated on: 13-Mar-08

         ADMINISTRATIVE CONTACT:
         Barber, Darryn - ahenderson@peopleslib.com
         Peoples Liberation
         150 W. Jefferson Blvd.
         Los Angeles, California 90007
         United States
         213.745.2123

         TECHNICAL CONTACT:
         Pandey, Samir samir.pandey@visionaire-us.com
         Visionaire
         3900 Kilroy Airport Way
         Suite 350
         Long Beach, California 90806
         United States
         562.216.7160

                                    EXHIBIT B

                                 PRICING MATRIX



                                                    RETAIL
PRODUCT CATEGORY                                 PRICE RANGE
-------------------------------------            -----------

Denim................................                ***(10)
Knit Tops............................                ***
Thermal and Zip Up Hoodies...........                ***
Sweat Bottoms........................                ***
Graphic Tees.........................                ***


----------
(10) *** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the SEC and have been filed separately with the SEC.